Exhibit 99.2
 Mark Tritton, President & Chief Executive Officer  Gustavo Arnal, Executive Vice President, Chief Financial Officer  First Quarter Fiscal 2022Earnings Presentation  June 29, 2022  (PERIOD ENDING May 28, 2022)  Harriet Edelman, Chair of the Board of Directors  Sue Gove, Director & Interim Chief Executive Officer  Gustavo Arnal, Executive Vice President, Chief Financial Officer  Susie A. Kim, Investor Relations  First Quarter Fiscal 2022Earnings Presentation  June 29, 2022  (PERIOD ENDING May 28, 2022)

 This presentation contains forward-looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 including, but not limited to, our progress and anticipated progress towards our long-term objectives, as well as more generally the status of our future liquidity and financial condition and our outlook for our 2022 Fiscal second quarter and 2022 Fiscal year. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, preliminary, and similar words and phrases, although the absence of those words does not necessarily mean that statements are not forward-looking. Our actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the recent supply chain disruptions, labor shortages, wage pressures, rising inflation and the ongoing military conflict between Russia and Ukraine; a challenging overall macroeconomic environment and a highly competitive retailing environment; risks associated with the ongoing COVID-19 pandemic and the governmental responses to it, including its impacts across our businesses on demand and operations, as well as on the operations of our suppliers and other business partners, and the effectiveness of our and governmental actions taken in response to these risks; changing consumer preferences, spending habits and demographics; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by us; challenges in executing our omni-channel and transformation strategy, including our ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets we serve; our ability to successfully execute our store fleet optimization strategies, including our ability to achieve anticipated cost savings and to not exceed anticipated costs; our ability to execute on any additional strategic transactions and realize the benefits of any acquisitions, partnerships, investments or divestitures; disruptions to our information technology systems, including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; damage to our reputation in any aspect of our operations; the cost of labor, merchandise, logistical costs and other costs and expenses; potential supply chain disruption due to trade restrictions or otherwise, and other factors such as natural disasters, pandemics, including the COVID-19 pandemic, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; inflation and the related increases in costs of materials, labor and other costs; inefficient management of relationships and dependencies on third-party service providers; our ability to attract and retain qualified employees in all areas of the organization; unusual weather patterns and natural disasters, including the impact of climate change; uncertainty and disruptions in financial markets; volatility in the price of our common stock and its effect, and the effect of other factors, including the COVID-19 pandemic, on our capital allocation strategy; changes to statutory, regulatory and other legal requirements or deemed noncompliance with such requirements; changes to accounting rules, regulations and tax laws, or new interpretations of existing accounting standards or tax laws; new, or developments in existing, litigation, claims or assessments; and a failure of our business partners to adhere to appropriate laws, regulations or standards. Except as required by law, we do not undertake any obligation to update our forward-looking statements.  Forward Looking Statements

 Agenda  Executive Transition  Q1’22 Results (ending May 28th)   Commercial Update & Outlook Commentary  Appendix

 ExecutiveTransition

 Executive Leadership Changes  Q1’FY22 RESULTS PERIOD ENDING MAY 28, 2022  Name / Title  Qualifications   Prior Experience  More than 30 years of retail industry experience including President and CEO of Golfsmith and COO of Zale Corporation  Independent Director of Board since May 2019; served two years on the Audit and three years on the Nominating and Corporate Governance Committees; named Chair of the Board’s Strategy Committee in March 2022  Board member of The Fresh Market, IAA, Conn’s HomePlus  Served as a Senior Advisor for Alvarez & Marsal, a global advisory firm primarily focused on retail turnarounds   20 years of retail industry experience, merchandising, store operations, beauty, and wellness  Served as SVP, General Manager for Harmon  Prior VP, Divisional Business Manager for Licensed, Retail as a Service and Retail Diversity Strategy at Macy’s, and various strategic merchandising roles including VP, Divisional Business Manager for Fragrances, Bath and Body Merchandising in the Beauty division  Sue Gove  Director, Interim CEO  Mara Sirhal  EVP, Chief Merchandising Officer

 Q1’22 RESULTS

 First Quarter Highlights  Net Sales of approx. $1.5B; Comparable1 sales of (23)% consistent with early quarter trends, as previously shared  Bed Bath & Beyond banner Comparable1 Sales decline of (27)% reflecting rapid shift in consumer spending patterns and declining demand in Home sector  buybuy BABY Comparable1 Sales of negative mid-single digits consistent with market trends; stable market share  GAAP Gross Margin of 23.9%; Adjusted2 Gross Margin of 23.8% including 840bps of transient costs related to an inventory markdown charge and port-related fees  Adjusted2 Gross Margin of 32.2%, excluding transient inventory markdown charge (620bps) and supply chain costs such as port-related fees (220bps) referenced above which are considered transient  Announcing aggressive actions on inventory, cost and capex to align with rapidly changing environment and performance  Significantly optimizing inventory through adjustments to future receipts, additional markdowns, and focused assortment planning  Acutely right-sizing overall cost structure to sales volumes, including within supply chain  Substantially reducing planned capex by a minimum of $100M (to approximately $300M) by pausing remodels and new store openings for remainder of FY22  Q1’FY22 RESULTS PERIOD ENDING MAY 28, 2022

 Total Comp1 Sales  -23% vs. Q1’21  Net Sales  $1.5B  Adj. Gross Margin2  23.8%  32.2% excl. -840bps transient costs   (inv. markdown charge & port-related fees)  Adj. EBITDA2  ($224)M   Total Liquidity  $0.9B  First Quarter Results – Key Financial Metrics  Note: The Company’s four Core banners include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist.   BED BATH   -27%  Q1’22 RESULTS PERIOD ENDING MAY 28, 2022  BABY  -MSD%  BANNER COMP1 SALES vs. Q1’21

 Comparable  Sales  Net Sales to Comparable Sales vs. LY (Q1’22 vs. Q1’21)  Total Net Sales decline of -25%, including -2% impact from previous store fleet optimization  Comparable1 sales decline of -23%  Bed Bath & Beyond -27%; buybuy BABY -MSD%; Harmon positive  Driven by declining demand in destination Home categories, which represent approximately 70% of Bed Bath & Beyond banner Net Sales  Digital channel continues to represent approximately 40% of Total Net Sales  Fleet Optimization  Note: The Company’s four Core banners include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist.   Stores   -24%  Digital  -21%  Q1’22 RESULTS PERIOD ENDING MAY 28, 2022  Fleet Optimization  Total   Net Sales  Comparable  Sales1

 Note: numbers may not foot due to rounding  *Not expected to continue by end of 2022  Adjusted2 Gross Margin Bridge – Q1’21 to Q1’22  Adj. Gross Margin2 of 23.8% reflects (-840bps) impact from transient costs related to an inventory markdown charge and port-related fees  Adj. Gross Margin2 continues to reflect transient costs such as supply chain-related port fees, in addition to an inventory markdown reserve charge  Excluding the aforementioned 840bps of transient items, adj. gross margin2 of 32.2%  Q1’22 RESULTS PERIOD ENDING MAy 28, 2022  -840bps transient*  Inventory Reserve  -620bps  -270bps

 Cash Flow & Liquidity  Q1’22 RESULTS PERIOD ENDING may 28, 2022  ABL  $0.7B2  Total Liquidity of $0.9B as of Q1   ¹ Footing impacted by rounding  2 Including $102.3M of outstanding LCs and $200.0M of borrowings as of Q1’2022

 COMMERCIAL UPDATE &  OUTLOOK  COMMENTARY

 Current Update  Digital &   Customer Engagement  Launched retail media network, MOMENTS AD NETWORK™  Launched reimagined loyalty program, WELCOME REWARDS™   Store Remodel &   Fleet Optimization  Approx. 50 remodels (BBB) initiated in Q1’22  Current total of approx. 200 remodels representing approx. 30% of sales  New remodels paused for remainder of FY22  Supply Chain and   Technology  Ramping automation at East Coast RDC in PA  Construction begun at West Coast RDC in CA  Central RDC location chosen  ERP Phase II launched  Commercial Update  FISCAL 2022  commercial  Fiscal 2022

 Qualitative Guidance     FISCAL 2022  Comp Sales vs. LY  Q2’QTD trends: negative 20s;   Improvement in 2H vs. 1H based on inventory optimization, including incremental clearance activity  Adjusted SG&A  Lower $ vs. LY reflecting aggressive actions to   align cost structure to sales     Capital Expenditures  Approximately $300M (from $400M previously),   a minimum reduction of $100M        OUTLOOK COMMENTARY  Fiscal 2022  Note: Adj. gross margin, adj. SG&A, adj, EBITDA & adj. EPS are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation.  Key Assumptions:  Depreciation & Amortization (approx.): $260M (no change)

 APPENDIX

 1 Comparable Sales reflects the year-over-year change in sales from the Company's retail channels, including stores and digital, that have been operating for twelve full months following the opening period (typically six to eight weeks). Comparable Sales excludes the impact of the Company's store network optimization program.   2 Adjusted items refer to comparable sales as well as financial measures that are derived from measures calculated in accordance with GAAP, which have been adjusted to exclude certain items. Adjusted Gross Margin, Adjusted SG&A, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted EPS - Diluted are non-GAAP financial measures. For more information about non-GAAP financial measures, see “Non-GAAP Information” below.  3 Total Liquidity includes cash & investments and availability under the Company’s asset-based revolving credit facility.  This presentation contains certain non-GAAP information, including adjusted earnings before interest, income taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA margin, adjusted gross margin, adjusted SG&A, adjusted net earnings per diluted share, and free cash flow. Non-GAAP information is intended to provide visibility into the Company’s core operations and excludes special items, including non-cash impairment charges related to certain store-level assets and tradenames, loss on sale of businesses, loss on the extinguishment of debt, charges recorded in connection with the restructuring and transformation initiatives, which includes accelerated markdowns and inventory reserves related to the planned assortment transition to Owned Brands and costs associated with store closures related to the Company's fleet optimization and the income tax impact of these items. The Company’s definition and calculation of non-GAAP measures may differ from that of other companies. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported GAAP financial results. For a reconciliation to the most directly comparable US GAAP measures and certain information relating to the Company’s use of Non-GAAP financial measures, see “Non-GAAP Financial Measures” below.   Non-GAAP Information  Footnotes

APPENDIX

Q1'22 Non-GAAP Reconciliation

	Three Months Ended May 28, 2022							
		Excluding						
	Reported	Gain on Sale of Businesses	Gain on extinguishment of debt	Restructuring and Transformation Expenses	Impairments charges	Total income tax impact	Total Impact	Adjusted
Gross Profit	$ 349,312	$ —	$ —	$ (1,167)	$ —	$ —	$ (1,167)	$ 348,145
Gross margin	*23.9 %*	— %	— %	*(0.1)%*	— %	— %	*(0.1)%*	*23.8 %*
Restructuring and transformation initiative expenses	24,263	—	—	(24,263)	—	—	(24,263)	—
(Loss) earnings before provision (benefit) for income taxes	(355,606)	—	—	23,096	26,699	—	49,795	(305,811)
(Benefit) provision for income taxes	2,060	—	—	—	—	(82,636)	(82,636)	(80,576)
Effective tax rate	*(0.6)%*					*26.9 %*	*26.9 %*	*26.3 %*
Net (loss) income	$ (357,666)	$ —	$ —	$ 23,096	$ 26,699	$ 82,636	$ 132,431	$ (225,235)
Net loss per share - Diluted	$ (4.49)						$ 1.66	$ (2.83)
Weighted average shares outstanding- Basic	79,611						79,611	79,611
Weighted average shares outstanding- Diluted	79,611	(1)					79,611	79,611
Reconciliation of Net Income (loss) to EBITDA and Adjusted EBITDA								
Net (loss) income	$ (357,666)	$ —	$ —	$ 23,096	$ 26,699	$ 82,636	$ 132,431	$ (225,235)
Depreciation and amortization	71,103	—	—	(5,275)	—	—	(5,275)	65,828
Interest expense	16,448	—	—	—	—	—	—	16,448
(Benefit) provision for income taxes	2,060	—	—	—	—	(82,636)	(82,636)	(80,576)
EBITDA	$ (268,055)	$ —	$ —	$ 17,821	$ 26,699	$ —	$ 44,520	$ (223,535)
EBITDA as % of net sales								*(15.3)%*

(1) If a company is in a net loss position, then for earnings per share purposes, diluted weighted average shares outstanding are equivalent to basic weighted average

APPENDIX  Q1’21 Non-GAAP Reconciliation        Three Months Ended May 29, 2021              Excluding              Reported     Loss on Sale of Businesses     Loss on extinguishment of debt     Restructuring and Transformation Expenses     Impairment charges     Total income tax impact     Total Impact     Adjusted  Gross Profit     $ 633,694      $ —      $ —      $ 47,344      $ —      $ —      $ 47,344      $ 681,038  Gross margin      32.4%      — %      — %      2.4%      — %      — %      2.4%      34.9 %                                                     Restructuring and transformation initiative expenses      33,686       —       —       (33,686)       —       —       (33,686)       —                                                     (Loss) earnings before (benefit) provision for income taxes      (88,137)       3,989       265       81,030       9,129       —       94,413       6,276                                                      (Benefit) provision for income taxes      (37,263)       —       —       —       —       38,614       38,614       1,351  Effective tax rate      42.3%                              (20.8)%       (20.8)%      21.5 %                                                     Net income (loss)     $ (50,874)      $ 3,989     $ 265     $ 81,030     $ 9,129     $ (38,614)     $ 55,799     $ 4,925                                                     Net (loss) earnings per share - Diluted     $ (0.48)                                   $ 0.53      $ 0.05                                                     Weighted average shares outstanding- Basic      106,772                                     106,772       106,772   Weighted average shares outstanding- Diluted      106,772   (1)                                 106,772       109,029                                                      Reconciliation of Net (Loss) Income to EBITDA and Adjusted EBITDA                          Net (loss) income     $ (50,874)     $ 3,989     $ 265     $ 81,030     $ 9,129     $ (38,614)     $ 55,799     $ 4,925  Depreciation and amortization      68,278      —      —      (4,484)      —      —      (4,484)      63,794  Loss on extinguishment of debt      265      —      (265)      —      —      —      (265)      —  Interest expense      16,000      —      —      —      —      —      —      16,000  (Benefit) provision for income taxes      (37,263)      —      —      —      —      38,614      38,614      1,351  EBITDA     $ (3,594)     $ 3,989     $ —     $ 76,546     $ 9,129     $ —     $ 89,664     $ 86,070  EBITDA as % of net sales                                                4.4%                                                     (1) If a company is in a net loss position, then for earnings per share purposes, diluted weighted average shares outstanding are equivalent to basic weighted average shares outstanding.

 Mark Tritton, President & Chief Executive Officer  Gustavo Arnal, Executive Vice President, Chief Financial Officer  First Quarter Fiscal 2022Earnings Presentation  June 29, 2022  (PERIOD ENDING May 28, 2022)  Harriet Edelman, Chair of the Board of Directors  Sue Gove, Director & Interim Chief Executive Officer  Gustavo Arnal, Executive Vice President, Chief Financial Officer  Susie A. Kim, Investor Relations  First Quarter Fiscal 2022Earnings Presentation  June 29, 2022  (PERIOD ENDING May 28, 2022)